SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


           --------------------------------------------------------




                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            ------------------------------------------------------



        Date of Report (Date of earliest event reported):  June 5, 1996




                          CNL INCOME FUND XVII, LTD.
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



            Florida                 33-90998               59-3295393
       ----------------    ------------------------    -------------------
       (State or other
         jurisdiction      (Commission File Number)      (IRS Employer
       of incorporation)                               Identification No.)


             400 East South Street, Suite 500
                      Orlando, Florida                     32801
          --------------------------------------         --------
         (Address of principal executive offices)       (Zip Code)





      Registrant's telephone number, including area code:  (407) 422-1574



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING
         ----------------------

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
are for CNL XVII, and the remaining Units are for CNL XVIII. As of June 19, 1996, CNL XVII had received subscription proceeds of $20,021,350 (2,002,135 Units) from 1,184 limited partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES
         -------------------------

         From May 29, 1996 through June 19, 1996, CNL XVII acquired three Properties. The Properties are a Wendy's Property (in Livingston, Tennessee), a Boston Market Property (in Houston, Texas) and an Arby's Property (in Schertz, Texas).

         In connection with the purchase of each of these three Properties, CNL XVII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVII, together with any improvements made to the Property during the term of the lease.

         The Livingston Property is undeveloped land on which a restaurant is being constructed. In connection therewith, CNL XVII has entered into development and indemnification and put agreements with the lessee.

         The following table sets forth the location of the three Properties acquired by CNL XVII between May 29, 1996 and June 19, 1996, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                             PROPERTY ACQUISITIONS
                    From May 29, 1996 through June 19, 1996

                                                          Lease Expira-
Property Location and             Purchase       Date        tion and        Minimum                            Option
Competition                       Price (1)   Acquired  Renewal Options   Annual Rent (2)   Percentage Rent  To Purchase
- ---------------------           -----------   --------  ---------------   ---------------   ---------------- -----------
WENDY'S                         $223,224      06/05/96  06/2016; two      10.25% of Total   for each lease   at any time
(the "Livingston Property")     (excluding              five-year         Cost; increases   year, (i) 6% of  after the
Restaurant to be constructed    closing and             renewal options   to 10.76% of      annual gross     seventh
                                development                               Total Cost        sales minus (ii) lease year
The Livingston Property is      costs) (3)                                during the        the minimum
located on the south side of                                              fourth through    annual rent for
West Main Street in Livingston,                                           sixth lease       such lease year
Overton County, Tennessee, in                                             years, 11.95% of
an area of primarily retail,                                              Total Cost
commercial, and residential                                               during the
development.  Other fast-food                                             seventh through
and family-style restaurants                                              tenth lease
located in proximity to the                                               years, 12.70% of
Livingston Property include a                                             Total Cost
McDonald's, a Subway Sandwich                                             during the
Shop, a Hardee's, a KFC, a                                                eleventh through
Dairy Queen, a Pizza Hut, and                                             fifteenth lease
several local restaurants.                                                years, and
                                                                          13.97% of Total
                                                                          Cost during the
                                                                          sixteenth
                                                                          through
                                                                          twentieth lease
                                                                          years (4)


BOSTON MARKET                   $812,696      06/19/96  06/2011; five     $84,520;          for each lease   at any time
(the "Houston Property")        (excluding              five-year         increases by 10%  year after the   after the
Existing restaurant             closing                 renewal options   after the fifth   fifth lease      fifth year
                                costs)                                    lease year and    year, (i) 4% of
The Houston Property is located                                           after every five  annual gross
on the south side of West 34th                                            years thereafter  sales minus (ii)
Street in Houston, Harris                                                 during the lease  the minimum
County, Texas, in an area of                                              term              annual rent for
primarily retail, commercial,                                                               such lease year
and residential development.
Other fast-food and family-
style restaurants located in
proximity to the Houston
Property include a Jack in the
Box, a Ryan's Steak House, a
Pizza Inn, a Church's, a KFC, a
Black Eyed Pea, a Bennigan's, a
Denny's, a Chili's, an Olive
Garden, and several local
restaurants.

ARBY'S                          $774,722      06/19/96  06/2016; two      $79,409;          for each lease   during the
(the "Schertz Property")        (excluding              five-year         increases by      year, (i) 4% of  seventh and
Existing restaurant             closing                 renewal options   4.14% after the   annual gross     tenth lease
                                costs)                                    third lease year  sales minus (ii) years only
The Schertz Property is located                                           and after every   the minimum
on the southwest corner of FM                                             three years       annual rent for
3009 and Triton Drive in                                                  thereafter        such lease year
Schertz, Guadalupe County,                                                during the lease
Texas, in an area of primarily                                            term
retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in
proximity to the Schertz
Property include a Wendy's, a
McDonald's, a Jack in the Box,
a Denny's, and several local
restaurants.


[FN]

FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for the construction property, once the building is constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------
      Livingston Property       $480,000
      Houston Property           492,000
      Schertz Property           570,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. Minimum annual rent for the Livingston Property will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) 120 days after execution of the lease or (iv) the date the tenant receives from the landlord its final funding of the construction
      costs.   During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Livingston Property, the tenant shall pay "interim rent" equal to 10.25% times the amount funded by CNL XVII in connection with the purchase and construction of this Property.

(3) The development agreement for the Livingston Property, which is to be constructed, provides that construction must be completed no later than the date set forth below. The maximum cost to CNL XVII (including the purchase price of the land, development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amount set forth below:

                              Estimated
      Property               Maximum Cost    Estimated Final Completion Date
      --------               ------------    -------------------------------
      Livingston Property     $697,839       October 3, 1996

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

                                 PRO FORMA ESTIMATE OF TAXABLE INCOME OF
                                         CNL INCOME FUND XVII, LTD.
                   GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM MAY 29, 1996
                                            THROUGH JUNE 19, 1996
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income of each Property acquired by CNL XVII from May 29, 1996 through June 19, 1996, for the 12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVII for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVII.


                                    Wendy's             Boston Market         Arby's
                                Livingston, TN (5)        Houston, TX      Schertz, TX              Total
                                ------------------     ---------------   --------------         ----------
Pro Forma Estimate of Taxable
  Income:

Base Rent (1)                       $ 68,777            $ 84,520          $  79,409             $232,706


Management Fees (2)                     (688)               (845)              (794)              (2,327)


General and Administrative
  Expenses (3)                        (3,439)             (4,226)            (3,970)             (11,635)
                                     --------            --------          ---------              --------

Estimated Cash Available from
  Operations                          64,650              79,449             74,645              218,744

Depreciation Expense (4)             (12,009)            (12,303)           (14,258)             (38,570)
                                     --------            --------          ---------              --------

Pro Forma Estimate of Taxable
  Income of CNL XVII                $ 52,641            $ 67,146          $  60,387             $180,174
                                    ========            ========          =========              ========






                                                See Footnotes

[FN]

FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to a management agreement between CNL XVII and an Affiliate of the General Partners, pursuant to which the Affiliate will receive an annual management fee in an amount equal to one percent of the gross revenues that CNL XVII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 16 public limited partnerships which own properties similar to that owned by CNL XVII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) The development agreement for the Livingston Property, which is to be constructed, provides that construction must be completed no later than the date set forth below:

      Property                Estimated Final Completion Date
      --------                -------------------------------
      Livingston Property     October 3, 1996



ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.





                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)


                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------

                                                                       Page
                                                                       ----
Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of March 31, 1996                        11

   Pro Forma Statement of Income for the quarter
      ended March 31, 1996                                             12

   Pro Forma Statement of Income for the period
      February 10, 1995 (Date of Inception)
      through December 31, 1995                                        13

   Notes to Pro Forma Financial Statements for
      the quarter ended March 31, 1996 and the
      period February 10, 1995 (Date of Inception)
      through December 31, 1995                                        14



                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVII, Ltd. ("CNL XVII") gives effect to (i) property acquisition transactions from inception through March 31, 1996, including the receipt of $13,097,987 in gross offering proceeds from the sale of 1,309,799 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire seven properties, three of which were under construction at March 31, 1996, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses,
(ii) the receipt of $6,923,363 in gross offering proceeds from the sale of 692,336 additional Units during the period April 1, 1996 through June 19, 1996, and (iii) the application of such funds and $770,063 of cash and cash equivalents at March 31, 1996, to purchase six additional properties acquired during the period April 1, 1996 through June 19, 1996, four of which are under construction, to pay additional construction costs for the three properties under construction at March 31, 1996, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of March 31, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on March 31, 1996.

      The Pro Forma Statement of Income for the quarter ended March 31, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, include the historical operating results of the properties described in
(i) above from the dates of their acquisitions, plus operating results for one of the 13 properties that was owned by CNL XVII as of June 19, 1996, and had a previous rental history prior to CNL XVII's acquisition of such property, from
(A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (1) the date the property was acquired by CNL XVII or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Statements of Income for the remaining 12 properties owned by CNL XVII as of June 19, 1996, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVII's financial results or conditions in the future.



                          CNL INCOME FUND XVII, LTD.
                       (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                                MARCH 31, 1996



                                               Pro Forma
            ASSETS             Historical     Adjustments   Pro Forma
                               ----------   -------------- -----------
Land and buildings on
  operating leases,
  less accumulated
  depreciation (b)             $ 6,963,786  $ 5,322,497 (a)$12,286,283
Net investment in direct
  financing leases (b)             628,082    1,382,885 (a)  2,010,967
Cash and cash equivalents        3,744,261     (770,063)(a)  2,974,198
Receivables                          2,422                       2,422
Prepaid expenses                       600                         600
Organization costs, less
  accumulated amortization           9,191                       9,191
Accrued rental income                2,004                       2,004
Other assets                       287,276      (59,604)(a)    227,672
                               -----------  -----------    -----------

                               $11,637,622  $ 5,875,715    $17,513,337
                               =========== ============    ===========

LIABILITIES AND
  PARTNERS' CAPITAL

Accounts payable               $    20,257  $   (19,019)(a)$     1,238
Accrued construction
  costs payable                    275,638     (275,638)(a)         -
Distributions payable              115,044                     115,044
Due to related parties             132,537     (129,888)(a)      2,649
                               -----------  -----------    -----------
    Total liabilities              543,476     (424,545)       118,931

Partners' capital               11,094,146    6,300,260 (a) 17,394,406
                               -----------  -----------    -----------

                               $11,637,622  $ 5,875,715    $17,513,337
                               =========== ============    ===========




                 See accompanying notes to unaudited pro forma
                             financial statements.






                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         QUARTER ENDED MARCH 31, 1996



                                                 Pro Forma
                                Historical      Adjustments  Pro Forma
                                ----------     ------------  ---------
Revenues:
Rental income from
    operating leases              $ 31,846     $ 27,414 (1)   $ 59,260
  Earned income from direct
    financing lease (2)              1,968                       1,968
  Interest                          53,550       (7,763)(3)     45,787
  Other income                       6,501                       6,501
                                  --------     --------       --------
                                    93,865       19,651        113,516
                                  --------     --------       --------

Expenses:
  General operating and
    administrative                  16,708                      16,708
  Professional services                941                         941
  Management fees to related
    party                              300          274 (4)        574
  Depreciation and
    amortization                     6,040        4,434 (5)     10,474
                                  --------     --------       --------
                                    23,989        4,708         28,697
                                  --------     --------       --------

Net Income                        $ 69,876     $ 14,943       $ 84,819
                                  ========     ========       ========


Net Income Per Limited
  Partner Unit                    $   0.08                    $   0.09
                                  ========                    ========


Weighted Average Number
  of Units Outstanding             922,883                     922,883
                                  ========                    ========





                 See accompanying notes to unaudited pro forma
                             financial statements.




                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995



                                                 Pro Forma
                                Historical      Adjustments  Pro Forma
                                ----------   --------------  ---------
Revenues:
  Rental income from
    operating leases             $      -    $   20,367 (1)  $  20,367
  Interest income                   12,153       (5,491)(3)      6,662
                                 ---------   ----------      ---------
                                    12,153       14,876         27,029
                                 ---------   ----------      ---------

Expenses:
  General operating and
    administrative                   3,360                       3,360
  Professional services                133                         133
  Management fees to related
    party                               -           163 (4)        163
  Depreciation and
    amortization                       309        3,306 (5)      3,615
                                 ---------   ----------      ---------
                                     3,802        3,469          7,271
                                 ---------   ----------      ---------

Net Income                       $   8,351   $   11,407      $  19,758
                                 =========   ==========      =========


Net Income Per Limited
  Partner Unit (6)               $     .02                   $    0.06
                                 =========                   =========


Weighted Average Number
  of Units Outstanding (6)         340,780                     340,780
                                 =========                   =========




                 See accompanying notes to unaudited pro forma
                             financial statements.






                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                   FOR THE QUARTER ENDED MARCH 31, 1996 AND
               THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995


Pro Forma Balance Sheet:
- ------------------------

(a) Represents gross proceeds of $6,923,363 from the sale of 692,336 Units during the period April 1, 1996 through June 19, 1996, and $770,063 of cash and cash equivalents at March 31, 1996, used (i) to acquire six properties for $5,205,537, (ii) to fund estimated construction costs of $1,404,327 ($275,638 of which was accrued as construction costs payable at March 31, 1996) relating to the three properties under construction at March 31, 1996, (iii) to pay acquisition fees and other costs of $370,766 ($59,214 of which was accrued as due to related parties at March 31, 1996) and reclassify from other assets $59,604 of acquisition fees and other costs previously incurred relating to the acquired properties, and (iv) to pay selling commissions and offering expenses (syndication costs) of $712,796 ($19,019 of which was accrued as accounts payable and $70,674 of which was accrued as due to related parties at March 31, 1996), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing lease as a result of the above transactions were as follows:

                                 Estimated
                              purchase price
                            (including con-
                              struction and     Acquisition
                              closing costs)        fees
                              and additional     allocated
                            construction costs  to property     Total
                            ------------------  ------------  ----------
         Golden Corral in
           Aiken, SC                $1,407,407   $   76,306   $1,483,713
         Wendy's in
           Knoxville, TN               762,389       41,334      803,723
         Jack in the Box in
           Dinuba, CA                  793,768       43,036      836,804
         Wendy's in
           Livingston, TN              664,237       36,013      700,250
         Boston Market in
           Houston, TX                 804,085       43,595      847,680
         Arby's in
           Schertz, TX                 773,651       41,945      815,596
         Three properties
           under construction
           at March 31, 1996         1,156,422       61,194    1,217,616
                                    ----------   ----------   ----------

                                    $6,361,959   $  343,423   $6,705,382
                                    ==========   ==========   ==========

         Pro forma adjustment
           classified as follows:
             Land and buildings on
               operating leases                               $5,322,497
             Net investment in direct
               financing lease                                 1,382,885
                                                              ----------

                                                              $6,705,382
                                                              ==========


(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings on operating leases. The categorization of the leases has no effect on cash flows received. The building portion of three properties has been classified as direct financing leases.

Pro Forma Statements of Income:
- -------------------------------

(1) Represents rental income from operating leases for the one property acquired during the period November 4, 1995 (the date CNL XVII began operations) through June 19, 1996, which had a previous rental history prior to the acquisition of the property by CNL XVII (the "Pro Forma Property"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented. The Pro Forma Property was acquired from an affiliate who had purchased and temporarily held title to the property in order to facilitate its acquisition by CNL XVII. The noncancellable lease for the Pro Forma Property in place during the period the affiliate owned the Pro Forma Property was assigned to CNL XVII at the time CNL XVII acquired the property. The following presents the actual date the Pro Forma Property was acquired by CNL XVII, as compared to the date the Pro Forma Property was treated as placed in service for purposes of the Pro Forma Statements of Income.

                                           Date Placed        Pro Forma
                                           in Service        Date Placed
                                           by CNL XVII        in Service
                                           -----------       -----------
            Denny's in Kentwood, MI      March 19, 1996   November 4, 1995

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the term of the lease. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. Accordingly, pro forma rental income from the operating leases and earned income from direct financing leases does not necessarily represent cash rental payments that would have been received if the properties had been operational for the full pro forma period.

      The lease relating to the Pro Forma Property provides for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the lease for the Pro Forma Property during the portion of 1996 and 1995 that the previous owner held the property, no pro forma adjustment was made for percentage rental income.

(2) See Note (b) under "Pro Forma Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of four percent per annum by CNL XVII during the quarter ended March 31, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995.

(4) Represents incremental increase in management fees relating to the Pro Forma Property for the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. Management fees are equal to one percent of the gross revenues (excluding noncash lease accounting adjustments) that CNL XVII earns from its properties.

(5) Represents incremental increase in depreciation expense of the building portion of the Pro Forma Property accounted for as an operating lease using the straight-line method over an estimated useful life of 30 years.

(6) Historical net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the quarter ended March 31, 1996, and during the period CNL XVII was operational, November 4, 1995 (the date following when CNL XVII received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of the Pro Forma Property being treated in the Pro Forma Statement of Income for the period February 10, 1995 (date of inception) through December 31, 1995, as placed in service on November 4, 1995 (the date CNL XVII became operational), CNL XVII assumed approximately 86,400 units of limited partnership interest were sold, and the net offering proceeds were available for investment, as of such date. Due to the fact that CNL XVII had actually sold in excess of 150,000 units as of November 4, 1995, the weighted average number of limited partner units outstanding for the pro forma period was not adjusted. Therefore, pro forma net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the period CNL XVII was operational, November 4, 1995 through December 31, 1995.



ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.




                                   EXHIBITS

                                     None.






                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                          CNL INCOME FUND XVII, LTD.

Dated:  July 2, 1996                      By: /s/ Robert A. Bourne
                                          ---------------------------------
                                          ROBERT A. BOURNE, General Partner